Exhibit 1.2

THIS LETTER OF TRANSMITTAL IS FOR USE BY PERSONS WHO WISH TO ACCEPT THE OFFER (AS DEFINED HEREIN) BY GREEN GROWTH BRANDS INC. TO PURCHASE ALL OF THE ISSUED AND OUTSTANDING COMMON SHARES OF APHRIA INC., INCLUDING ANY COMMON SHARES THAT MAY BECOME ISSUED AND OUTSTANDING (INCLUDING UPON THE EXERCISE, EXCHANGE OR CONVERSION OF ANY CONVERTIBLE SECURITIES) AFTER THE DATE OF THE OFFER, BUT BEFORE THE EXPIRY TIME (AS DEFINED HEREIN).

THIS LETTER OF TRANSMITTAL MUST BE VALIDLY COMPLETED, DULY EXECUTED AND RETURNED WITH PHYSICAL CERTIFICATES OR DRS STATEMENTS REPRESENTING COMMON SHARES OF APHRIA TO THE DEPOSITARY, KINGSDALE ADVISORS. IT IS IMPORTANT THAT YOU VALIDLY COMPLETE, DULY EXECUTE AND RETURN THIS LETTER OF TRANSMITTAL ON A TIMELY BASIS IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED HEREIN.

PLEASE READ THE ACCOMPANYING OFFER TO PURCHASE AND CIRCULAR (AS DEFINED HEREIN) BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

SHAREHOLDERS WHOSE COMMON SHARES ARE REGISTERED IN THE NAME OF A BROKER, INVESTMENT DEALER, BANK, TRUST COMPANY OR OTHER NOMINEE SHOULD CONTACT THAT NOMINEE FOR INSTRUCTIONS AND ASSISTANCE IN DELIVERING THOSE COMMON SHARES.

IF YOU NEED ASSISTANCE IN COMPLETING THIS LETTER OF TRANSMITTAL, PLEASE CONTACT KINGSDALE ADVISORS AT 1-866-851-3214 (TOLL FREE IN NORTH AMERICA) OR AT +1-416-867-2272 (OUTSIDE NORTH AMERICA) OR BY EMAIL AT CONTACTUS@KINGSDALEADVISORS.COM, OR CONTACT YOUR PROFESSIONAL ADVISOR.

LETTER OF TRANSMITTAL

TO DEPOSIT COMMON SHARES OF

APHRIA INC.

Pursuant to the offer, dated January 22, 2019 made by

GREEN GROWTH BRANDS INC.

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 5:00 PM (TORONTO TIME) ON MAY 8, 2019 (THE “EXPIRY TIME”) UNLESS THE OFFER IS ACCELERATED, EXTENDED, OR WITHDRAWN BY THE OFFEROR.

  USE THIS LETTER OF TRANSMITTAL IF:

1	YOU WISH TO ACCEPT THE OFFER AND ARE DEPOSITING A PHYSICAL SHARE CERTIFICATE(S) OR DRS STATEMENT(S); OR

2	YOU PREVIOUSLY DEPOSITED APHRIA SHARES PURSUANT TO A NOTICE OF GUARANTEED DELIVERY (IN THE FORM ACCOMPANYING THE OFFER TO PURCHASE AND CIRCULAR).

APHRIA SHAREHOLDERS WHO HAVE ACCEPTED THE OFFER THROUGH A BOOK-ENTRY TRANSFER WILL BE DEEMED TO HAVE COMPLETED AND SUBMITTED A LETTER OF TRANSMITTAL (IN THE FORM HEREOF) AND WILL BE BOUND BY THE TERMS HEREOF.

This letter of transmittal (the “Letter of Transmittal”) is to be used by registered shareholders (the “Aphria Shareholders”) of common shares (the “Aphria Shares”) of Aphria Inc. (“Aphria” or the “Company”) to accept the offer (the “Offer”) made by Green Growth Brands Inc. (the “Offeror” or “GGB”) to purchase, upon and subject to the terms and conditions of the Offer, all of the issued and outstanding Aphria Shares (including any Aphria Shares that may become issued and outstanding upon exercise of convertible securities after the date of the Offer but before the Expiry Time), as set out in the Offer to Purchase and accompanying Take-Over Bid Circular of GGB dated January 22, 2019 (together, the “Offer to Purchase and Circular”), and to facilitate the deposit of Aphria Shares pursuant to the Offer.

The terms and conditions of the Offer to Purchase and Circular are incorporated by reference in this Letter of Transmittal and capitalized terms used but not defined in this Letter of Transmittal have the respective meanings set out in the Offer to Purchase and Circular.

This Letter of Transmittal is to be used by registered Aphria Shareholders only and is NOT to be used by beneficial holders of Aphria Shares (each, a “Beneficial Shareholder”). A Beneficial Shareholder does not have Aphria Shares registered in his, her or its name; rather, such Aphria Shares are held by an intermediary or clearing agency such as CDS & Co. (each, an “Intermediary”). If you are a Beneficial Shareholder, you should contact your Intermediary immediately for instructions and assistance in accepting the Offer and receiving the consideration for your Aphria Shares.

On the Effective Date, Aphria Shareholders who tender their Aphria Shares to the Offer will be entitled to receive 1.5714 common shares of the Offeror (the “GGB Shares”) in exchange for each Aphria Share (The GGB Shares issuable in exchange for Aphria Shares pursuant to the Offer are sometimes collectively referred to herein as the “Consideration”). Aphria Shareholders are not entitled to receive fractional GGB Shares in connection with the Offer and the number of GGB Shares issuable to each Aphria Shareholder pursuant to the Offer will be either rounded down to the nearest whole number (if the fractional interest is less than 0.5) without any additional payment in lieu thereof, or up to the nearest whole number (if the fractional interest is 0.5 or higher). The Consideration will be paid in the manner described herein and in the Circular.

Notwithstanding the foregoing, GGB and the Depositary and Information Agent (as defined herein) will be entitled to deduct and withhold from any amount otherwise payable under the Offer to any Aphria Shareholder such amounts as GGB or the Depositary and Information Agent is required to deduct or withhold with respect to such payment under any provision of applicable Laws. To the extent that amounts are so withheld, deducted and remitted, such amounts will be treated for all purposes of the Offer as having been paid to the Aphria Shareholder in respect of which such deduction and withholding was made.

The Offer is subject to, among other things, the receipt of more than 66 2⁄3% of the Aphria Shares (calculated on a fully diluted basis) held by Aphria Shareholders who are not Interested Aphria Shareholders (as defined in the Circular), having been validly tendered to the Offer and not validly withdrawn. The conditions of the Offer may be waived by GGB in its absolute discretion, other than the Statutory Minimum Condition (as defined in the Circular), which may not be waived.

Aphria Shareholders who wish to accept the Offer must, prior to the Expiry Time, complete and execute this Letter of Transmittal and deliver it, or a manually executed facsimile thereof, together with the certificate(s) or DRS Statement(s) representing the Aphria Shares and any other documents required by this Letter of Transmittal, to Kingsdale Advisors, the Depositary and Information Agent for the Offer (in such capacity, the “Depositary and Information Agent”), at the offices of the Depositary and Information

Agent set out on the back page of this Letter of Transmittal. Detailed rules and instructions are set out below in this Letter of Transmittal. Alternatively, the Aphria Shareholders may accept the Offer by:

(a)	following the procedures for book-entry transfer of the Aphria Shares described in Section 3 of the Offer to Purchase, “Manner of Acceptance – Procedure for Book-based Transfer”; or

(b)

following the procedures for guaranteed delivery described in Section 3 of the Offer to Purchase, “Manner of Acceptance – Procedure for Guaranteed Delivery”, using the accompanying Notice of Guaranteed Delivery (printed on green paper) or a manually executed facsimile thereof.

Aphria Shareholders who wish to accept the Offer will not be required to pay any fee or commission if they tender their Aphria Shares directly to the Depositary and Information Agent. However, an Intermediary through which an Aphria Shareholder owns Aphria Shares may charge a fee to tender any such Aphria Shares on behalf of the Aphria Shareholder. Aphria Shareholders should consult such Intermediary to determine whether any charge will apply. See Section 3 of the Offer to Purchase, “Manner of Acceptance”.

GGB will pay for Aphria Shares validly deposited under the Offer and not validly withdrawn by providing a treasury direction to the Offeror’s transfer agent, Capital Transfer Agency Inc. (“Capital”), to issue a sufficient number of GGB Shares for transmittal to depositing Aphria Shareholders. Under no circumstances will interest accrue or be paid by GGB or the Depositary and Information Agent to persons depositing Aphria Shares on the purchase price of Aphria Shares purchased by GGB, regardless of any delay in making such payment. The Depositary and Information Agent will act as the agent of persons who have deposited Aphria Shares in acceptance of the Offer for the purposes of receiving payment from GGB and transmitting payment to such persons, and receipt of payment by the Depositary and Information Agent shall be deemed to constitute receipt thereof by persons depositing Aphria Shares.

PLEASE READ THE OFFER TO PURCHASE AND CIRCULAR, AND THE INSTRUCTIONS SET OUT BELOW CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THE ADDRESS AS SET FORTH HEREIN WILL NOT CONSTITUTE A VALID DELIVERY. IF SHARES ARE REGISTERED IN DIFFERENT NAMES, A SEPARATE LETTER OF TRANSMITTAL MUST BE SUBMITTED FOR EACH DIFFERENT REGISTERED OWNER. SEE INSTRUCTION #9.

NOTICE TO U.S. SHAREHOLDERS

The Offer is made for the securities of a company formed outside of the United States. The Offer is subject to disclosure requirements of Canada which are different from those of the United States. Financial statements included or incorporated by reference in the Offer to Purchase and Circular have been prepared in accordance with Canadian accounting standards and may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal Securities Laws, since the Offeror is located in Canada, and some or all of its officers or directors may be residents of Canada or another country outside of the United States. You may not be able to sue a Canadian company or its officers or directors in a court in Canada or elsewhere outside of the United States for violations of U.S. Securities Laws. It may be difficult to compel a Canadian company and its affiliates to subject themselves to the jurisdiction of a court in the United States or to enforce a judgment obtained from a court of the United States.

You should be aware that Offeror may purchase securities other than under the Offer, such as in open market or privately negotiated purchases.

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED FOR OFFER AND SALE IN CERTAIN U.S. STATES WHERE HOLDERS OF APHRIA SHARES RESIDE AND NO SUCH OFFER TO SELL OR SALE, OR SOLICITATION OF AN OFFER TO BUY MAY BE MADE IN SUCH U.S. STATES.

LETTER OF TRANSMITTAL

TO:             GREEN GROWTH BRANDS INC.

AND TO:    KINGSDALE ADVISORS

DEPOSIT OF COMMON SHARE CERTIFICATES

The undersigned certifies that the undersigned has read the instructions set out herein before completing this Letter of Transmittal and upon the terms and subject to the conditions set forth in the Offer, the undersigned hereby deposits with the Depositary and Information Agent for transfer in exchange for the Consideration, the enclosed certificate(s) or DRS Statement(s) (if applicable) representing Aphria Shares, details of which are as follows: (Please print or type)

Box 1
DESCRIPTION OF COMMON SHARE CERTIFICATES DEPOSITED
Certificate Number(s) (if applicable)*	Name in which Aphria Shares are Registered (Please fill in exactly as name(s) appear on certificate(s))**	Number of Aphria Shares Represented by Certificate OR DRS Statement***

TOTAL:

(1)	If space is not sufficient, please attach a list in the above form.
(2)	The total of the numbers filled in above must equal the number of Aphria Shares represented by the physical certificate(s) or DRS statement(s) enclosed with this Letter of Transmittal.

☐ Some or all of my Aphria Share certificates have been lost, stolen or destroyed. Please review Instruction #6 for the procedure to replace lost or destroyed certificates. (Check box if applicable.)

*	A certificate number does not need to be provided if the Aphria Shares are represented by a DRS Statement. (See Instruction 8.)

**

If Aphria Shares are registered in different names, a separate Letter of Transmittal must be submitted for each different registered Aphria Shareholder. See Instructions 2 and 9 of this Letter of Transmittal.

***	The total number of Aphria Shares evidenced by all certificates or DRS Statements delivered will be deemed to have been deposited.

It is understood that, upon receipt of this Letter of Transmittal validly completed and duly signed, the certificate(s) / Direct Registration System (the “DRS”) Statement(s) representing the Aphria Shares deposited herewith (the “Deposited Aphria Shares”) and any other required documentation, and following the Effective Date, the Depositary and Information Agent will deliver to the undersigned, in accordance with the delivery instructions provided in Box “A” or “B” below, a DRS Statement in respect of the GGB Shares that the undersigned is entitled to receive under the Offer or hold such DRS Statement in respect of the GGB Shares for pick-up in accordance with the instructions set out below, and the certificate(s) / DRS Statement(s) representing the Deposited Aphria Shares will forthwith be transferred to GGB and cancelled.

The undersigned holder of Aphria Shares hereby:

1.	acknowledges receipt of the Offer to Purchase and Circular, and acknowledges entering into a binding agreement between the undersigned and GGB in accordance with the terms and conditions of the Offer;

2.	transmits herewith the certificate(s) or DRS Statement(s) representing the Deposited Aphria Shares described above for transfer under the Offer;

3.

surrenders to GGB, effective on and after the date that GGB takes up and pays for the Aphria Shares, all right, title and interest in and to all of the Deposited Aphria Shares evidenced by the certificate(s) or DRS Statement(s) transmitted herewith and irrevocably approves, constitutes and appoints each officer of GGB and any other Person designated by GGB in writing (each an “Appointee”) as the true and lawful agents, attorneys and attorneys-in-fact and proxies, with full power of substitution and re-substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), of the undersigned with respect to the Deposited Aphria Shares:

(a)	to register or record the transfer and / or cancellation of the Deposited Aphria Shares on the appropriate register maintained by or on behalf of the Company;

(b)

for so long as any Deposited Aphria Shares are registered or recorded in the name of such Aphria Shareholder (whether or not they are now so registered or recorded), to exercise any and all rights of such Aphria Shareholder, including the right to vote, to execute and deliver any and all instruments of proxy, authorizations or consents (in form and on terms satisfactory to GGB) in respect of any or all Deposited Aphria Shares, to revoke any such instrument, authorization or consent, and to designate in such instrument, authorization or consent any Person or Persons as the proxy of such Aphria Shareholder in respect of the Deposited Aphria Shares for all purposes, including in connection with any meeting or meetings of holders of relevant securities of the Company (whether annual, special or otherwise or any adjournment or postponement thereof, including any meeting to consider a Subsequent Acquisition Transaction);

(c)

to execute, endorse and negotiate, for and in the name of and on behalf of such Aphria Shareholder, any and all cheques or other instruments representing any Distribution (as defined below) payable to or to the order of, or endorsed in favour of, such Aphria Shareholder; and (d) to exercise any other rights of a holder of the Aphria Shares;

4

acknowledges that the delivery of the Deposited Aphria Shares shall be effected, and the risk of loss to such Deposited Aphria Shares shall pass, only upon proper receipt thereof by the Depositary and Information Agent;

5

revokes any and all authority, other than as granted in this Letter of Transmittal, whether as agent, attorney, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Aphria Shares and agrees that no subsequent authority, whether as agent, attorney, attorney-in-fact, proxy or otherwise will be granted with respect to the Deposited Aphria Shares;

6

agrees not to vote any of the Deposited Aphria Shares taken up and paid for under the Offer at any meeting of holders of Aphria Shares (whether annual, special or otherwise or any adjournment or postponement thereof) and not to exercise any other rights or privileges attached to such Deposited Aphria Shares, or otherwise act with respect thereto. The undersigned agrees to execute and deliver to GGB, at any time, and from time to time, as and when requested by, and at the expense of, GGB, any and all instruments of proxy, authorizations or consents, in form and on terms satisfactory to GGB, in respect of any such Deposited Aphria Shares. The undersigned further agrees to designate in any such instruments of proxy, the Person or Persons specified by GGB as the proxyholder of the undersigned in respect of all or any such Deposited Aphria Shares;

7

acknowledges and agrees that, subject to the terms and conditions of the Offer (as such terms may be varied by the Offeror (see Section 5 of the Offer, “Acceleration, Extension and Variation of the Offer”), except for the Deposited Aphria Shares that are validly withdrawn by or on behalf of the undersigned Aphria Shareholder, and except as provided below, by accepting the Offer using the procedures set out in the Offer, the undersigned Aphria Shareholder irrevocably assigns to GGB, and GGB will thereby acquire, free and clear of all liens, restrictions, charges, encumbrances, claims, adverse interests, equities and rights of others, all of the rights and benefits of such Aphria Shareholder in and to the Deposited Aphria Shares tendered to the Depositary and Information Agent under the Offer and in and to all rights and benefits arising from such Deposited Aphria Shares, including any and all dividends, distributions, payments, securities, property and other interests (collectively, “Distributions” and each individually a “Distribution”), which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Aphria Shares, or any of them, on or after January 22, 2019 (being the date of the Offer), including any dividends, distributions or payments on such Distributions; if, notwithstanding such assignment, any Distributions are received by or made payable to or to the order of the undersigned Aphria Shareholder, then:

(a)

GGB will be entitled to all rights and privileges as the holder of any such Distribution and such Distribution shall be received and held by such Aphria Shareholder for the account of GGB and shall be promptly remitted and transferred by the Aphria Shareholder to the Depositary and Information Agent for the account of GGB, accompanied by appropriate documentation of transfer (in form and substance satisfactory to GGB); or

(b)

in its sole discretion, GGB may, in lieu of such remittance or transfer, reduce the amount of the consideration payable to such Aphria Shareholder under the Offer by deducting from the number of GGB Shares otherwise issuable by GGB to the undersigned Aphria Shareholder pursuant to the Offer a number of GGB Shares equal in value to the amount or value of such Distribution, as determined by GGB, in its sole discretion;

8	represents and warrants that:

(a)

the undersigned is the registered owner of the Deposited Aphria Shares and has full power and authority to execute and deliver this Letter of Transmittal or cause the book-entry transfer to be made (as applicable) and to deposit, sell, assign and transfer the Deposited Aphria Shares (and any associated Distributions);

(b)

the Deposited Aphria Shares and associated Distributions have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited Aphria Shares or associated Distributions to any other person, other than under the Offer;

(c)	the deposit of the undersigned’s Deposited Aphria Shares and associated Distributions complies with applicable Laws;

(d)	all information provided by the undersigned in this Letter of Transmittal is complete, true and accurate;

(e)

when the Deposited Aphria Shares are taken up and paid for by GGB in accordance with the terms of the Offer, GGB will acquire good title thereto (and to any associated Distributions), free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others;

(f)

the undersigned is not acting for the account or benefit of a person from any jurisdiction in which the acceptance of the Offer would not be in compliance with the Laws of such jurisdiction and is not in, or delivering this Letter of Transmittal from, such a jurisdiction;

(g)	the undersigned is, and will immediately prior to the Effective Date be, the legal owner and registered holder of the Deposited Aphria Shares;

(h)

the undersigned has, and will immediately prior to the Effective Date have, good title to the rights represented by the above mentioned certificate(s) or DRS Statement free and clear of all liens, charges, encumbrances, claims security interests and equities, together with all rights and benefits;

(i)	the undersigned will execute and deliver any additional documents necessary or desirable to complete the surrender of the Deposited Aphria Shares; and

(j)

the foregoing representations and warranties shall survive the completion of the Offer and the delivery to the Depositary and Information Agent of the Deposited Aphria Shares and any associated Distributions;

9

will, upon request, execute any signature guarantees or additional documents, transfers and other assurances as GGB may reasonably request to complete the sale, assignment and transfer of the Deposited Aphria Shares (including, as applicable, Distributions) to GGB;

10

understands and acknowledges that a physical certificate(s) for GGB Shares may not be issued to Aphria Shareholders upon take-up and payment for the Deposited Aphria Shares; rather, a DRS Statement may be delivered by the Depositary and Information Agent and GGB Shares will be held in the name of the applicable Aphria Shareholder and registered electronically in GGB’s records;

11

instructs GGB and the Depositary and Information Agent, following receipt of this Letter of Transmittal (and the certificate(s) or DRS Statement representing the Deposited Aphria Shares) and the completion of the Offer, to send a DRS Statement representing GGB Shares issued in exchange for the Deposited Aphria Shares, by first class mail, postage prepaid, or to hold such DRS Statement representing those GGB Shares for pick-up, in accordance with the instructions set out below. DRS Statements mailed in accordance with this paragraph will be deemed to have been delivered at the time of mailing;

12

acknowledges that the Depositary and Information Agent will act as the agent of the undersigned for the purposes of receiving a DRS Statement for GGB Shares from GGB and receipt thereof by the Depositary and Information Agent will constitute receipt thereof by the undersigned;

13

acknowledges that all authority conferred or agreed to be conferred, by the undersigned in this Letter of Transmittal (including deemed submission in the case of book-entry transfers) is irrevocable and may be exercised during any subsequent legal incapacity of such Aphria Shareholder and shall, to the extent permitted by Law, survive the death or incapacity, bankruptcy or insolvency of such Aphria Shareholder and all obligations of the Aphria Shareholder herein will be binding upon the heirs, executors, administrators, attorneys, personal representatives, successors and assigns of such Aphria Shareholder;

14

acknowledges that if any Deposited Aphria Shares are not taken-up and paid for under the Offer for any reason, or if certificates or DRS Statements are submitted for more Aphria Shares than are tendered, a certificate or certificates for Aphria Shares that are not taken up and paid for will be returned (or, where applicable, a new DRS Statement will be issued), at GGB’s expense, to the undersigned Aphria Shareholder following the Expiry Time or the termination of the Offer. Unless otherwise directed in accordance with the instructions set out in Box “B” below, certificates or DRS Statements representing Aphria Shares not taken-up and paid for will be forwarded to the address of the registered Aphria Shareholder as shown on the list of Aphria Shareholders provided to GGB by the Company;

15

understands and acknowledges that the undersigned will not receive the Consideration in respect of the Deposited Aphria Shares until after the Offer is completed, the Deposited Aphria Shares are taken-up and paid for by GGB and the certificate(s) or DRS Statement representing the Deposited Aphria Shares, in proper form for transfer, together with a duly signed Letter of Transmittal (or a manually signed facsimile thereof) is (are) received by the Depositary and Information Agent at the address set out on the back page of this Letter of Transmittal, together with such additional documents as the Depositary and Information Agent may require, and until such certificate(s) or DRS Statement is (are) processed for payment by the Depositary and Information Agent. It is further understood that under no circumstances will any amount be payable or paid by GGB or the Depositary and Information Agent by reason of any delay in exchanging any Aphria Shares or in issuing GGB Shares to any person on account of Aphria Shares taken up under the Offer. Aphria Shareholders who wish to accept the Offer will not be required to pay any fee or commission if they tender their Aphria Shares directly to the Depositary and Information Agent. See Section 7 of the Offer, “Payment for Deposited Aphria Shares”;

16

acknowledges that the Offer is not being made to, nor will deposits be accepted from or on behalf of, Aphria Shareholders in any jurisdiction in which the making or acceptance thereof would not be in compliance with the Laws of such jurisdiction;

17

acknowledges that GGB and the Depositary and Information Agent may be required to disclose personal information in respect of the undersigned and consents to disclosure of personal information in respect of the undersigned to (i) stock exchanges or securities regulatory authorities, (ii) the Depositary and Information Agent, (iii) any of the parties to the Offer and (iv) legal counsel to any of the parties to the Offer;

18

warrants that the certificate(s) or DRS Statement described above are enclosed and the Aphria Shareholder irrevocably deposits the above-mentioned certificates or DRS Statement in exchange for the Consideration to which such holder is entitled pursuant to the Offer; and

19	transmits the certificate(s) or DRS Statement(s) described above representing the Deposited Aphria Shares to be dealt with in accordance with this Letter of Transmittal;

This Letter of Transmittal will be construed in accordance with and governed by the Laws of the Province of Ontario and the federal Laws of Canada applicable therein. The Aphria Shareholder covered by this Letter of Transmittal irrevocably attorns and submits to the exclusive jurisdiction of the Ontario courts situated in the City of Toronto, and waives objection to the venue of any proceedings in such court or that such court provides an inconvenient forum.

Beneficial Shareholders should contact their Intermediary (i.e. broker, investment dealer, trust company, bank or other registered holder) for instructions and assistance in submitting their Aphria Shares receiving the Consideration for their Aphria Shares.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une lettre d’envoi en langue anglaise par le soussigné, le soussigné est réputé avoir requis que tout contrat attesté par l’offre et son acceptation par cette lettre d’envoi, de même que tous les documents qui s’y rapportent,soient rédigés exclusivement en langue anglaise.

PLEASE COMPLETE BOX A, AND IF APPLICABLE, BOX B OR BOX C. SEE INSTRUCTION 5 BELOW.

BOX A ISSUANCE INSTRUCTIONS To be completed by all Aphria Shareholders ☐ Issue GGB Shares in the name of: (Please print or type)

BOX B

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the GGB Shares to which the undersigned is entitled pursuant to the Offer are to be sent to someone other than the address shown in Box A or Box C is checked

(Please print or type)

(Name)	(Name)
(Street Address and Number)	(Street Address and Number)

(City and Province or State)	(City and Province or State)
(Country and Postal (or Zip) Code)

(Country and Postal (or Zip) Code)

** The delivery instructions given in

Box A or Box B

will also be used to return certificate(s) representing Aphria Shares if required for any reason. See Instruction 7.

(Email Address)
(Telephone - Business Hours)
(Taxpayer Identification or Social Insurance Number)

BOX C

SPECIAL PICK-UP INSTRUCTIONS

To be completed ONLY if the GGB Shares to which the undersigned is entitled pursuant to the Offer are to be picked-up at an office of the Depositary and Information Agent

☐	HOLD FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY AND INFORMATION AGENT WHERE THE APHRIA SHARES WERE DEPOSITED

BOX D

To be completed by all Aphria Shareholders by selecting one box below.

  Indicate whether you are a resident of Canada for tax purposes:

☐	The owner signing below represents that it is a resident of Canada for tax purposes;

OR

☐	The owner signing below represents that it is NOT a resident of Canada for tax purposes.

BOX E

SIGNATURE GUARANTEE

Signature guaranteed by

(if required under Instruction 3):

Authorized Signature of Guarantor

Name of Guarantor (Please print or type)

Address of Guarantor (Please print or type)

Area Code and Telephone Number

BOX F

SIGNATURE

Date:

Signature of Aphria Shareholder or Authorized Representative - See Instruction 4

Name of Aphria Shareholder or Authorized Representative (Please print or type)

Taxpayer Identification, Social Insurance Number or Social Security Number of Aphria Shareholder (Please print or type)

Name of Authorized Representative, if applicable (Please print or type)

Daytime telephone number of Aphria Shareholder or Authorized Representative

Daytime facsimile number of Aphria Shareholder or Authorized Representative

Email Address of Aphria Shareholder or Authorized Representative (Please print or type)

BOX G

DEPOSIT PURSUANT TO NOTICE OF GUARANTEED DELIVERY

☐ CHECK HERE IF APHRIA SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND INFORMATION AGENT AND COMPLETE THE FOLLOWING:

(Please print or type)

Name of Registered Holder:

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if any):

Name of Institution which Guaranteed Delivery:

INSTRUCTIONS

1	Use of Letter of Transmittal

(a)

Aphria Shareholders should read the accompanying Circular prior to completing this Letter of Transmittal. The terms and conditions of the Offer to Purchase and Circular are incorporated by reference in this Letter of Transmittal and capitalized terms used but not defined in this Letter of Transmittal have the meanings set out in the Offer to Purchase and Circular.

(b)

This Letter of Transmittal duly completed and signed (or an originally signed facsimile copy thereof) together with accompanying certificate(s) / DRS Statement(s) representing the Deposited Aphria Shares and all other required documents must be sent or delivered to the Depositary and Information Agent at the address set out on the back of this Letter of Transmittal. In order to receive the GGB Shares under the Offer for the Deposited Aphria Shares, it is recommended that the foregoing documents be received by the Depositary and Information Agent at the address set out on the back of this Letter of Transmittal as soon as possible.

(c)

The method used to deliver this Letter of Transmittal and any accompanying certificate(s)/DRS Statement(s) representing Deposited Aphria Shares and all other required documents is at the option and risk of the Aphria Shareholder and delivery will be deemed effective only when such documents are actually received. GGB and the Depositary and Information Agent recommend that the necessary documentation be hand delivered to the Depositary and Information Agent at the address set out on the back of this Letter of Transmittal, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended. Holders of Aphria Shares whose Aphria Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Aphria Shares. Delivery to an office other than to the specified office in this Letter of Transmittal does not constitute delivery for this purpose.

(d)

GGB reserves the right, if it so elects in its absolute discretion, to instruct the Depositary and Information Agent to waive any defect or irregularity contained in any Letter of Transmittal and / or accompanying documents received by it.

(e)

If the DRS Statement in respect of the GGB Shares is to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if the DRS Statement in respect of the GGB Shares is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes in this Letter of Transmittal should be completed (Box A and Box B).

2	Signatures

This Letter of Transmittal must be completed and signed by the registered holder of Aphria Shares or by such registered holder’s duly authorized representative (in accordance with Instruction 4 below).

(a)

If this Letter of Transmittal is signed by the registered holder(s) of the certificate(s) (if applicable) representing Aphria Shares, such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) or DRS Statement(s) without any change whatsoever, and the certificate(s) or DRS Statement(s) need not be endorsed. If such deposited certificate(s) or DRS Statement(s) are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(b)

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) / DRS Statement(s) representing Aphria Shares and / or the share certificate(s) / DRS Statement(s) representing GGB Shares are to be issued to a person other than the registered holder(s):

(i)	such deposited certificate(s) / DRS Statement must be endorsed or be accompanied by appropriate share transfer power(s) of attorney duly and properly completed by the registered holder(s); and

(ii)

the signature(s) on such endorsement or share transfer power(s) of attorney must correspond exactly to the name(s) of the registered holder(s) as registered or as appearing on the certificate(s) / DRS Statement(s) and must be guaranteed as noted in Instruction 3 below.

(c)

If any of the Deposited Aphria Shares are registered in different names on several certificate(s) / DRS Statement(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Deposited Aphria Shares.

3	Guarantee of Signatures

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Deposited Aphria Shares or if the GGB Shares are to be issued in a name other than the registered holder(s) of the Aphria Shares, such signature must be guaranteed by an Eligible Institution (as defined below), or in some other manner satisfactory to the Depositary and Information Agent (except that no guarantee is required if the signature is that of an Eligible Institution). An “Eligible Institution” means a Canadian Schedule I chartered bank, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority, Inc. (FINRA) or banks and trust companies in the United States.

4	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal or any share transfer power(s) of attorney is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should indicate such capacity when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. GGB or the Depositary and Information Agent, at their discretion, may require additional evidence of authority or additional documentation.

5	Delivery Instructions

The GGB Shares to be issued in exchange for the Deposited Aphria Shares will be issued in the name of the person indicated in Box A and delivered to the address indicated in Box A (unless another address has been provided in Box B). If any DRS Statement in respect of GGB Shares is to be held for pick-up at the offices of the Depositary and Information Agent, complete Box C. If neither Box A nor Box B is completed, any GGB Shares issued in exchange for the Deposited Aphria Shares will be issued in the name of the registered holder of the Deposited Aphria Shares and will be mailed to the address of the registered holder of the Deposited Aphria Shares as it appears on the register of Aphria Shares. Any DRS Statement mailed in accordance with this Letter of Transmittal will be deemed to be delivered at the time of mailing.

6	Lost Certificates

If a certificate representing Aphria Shares has been lost, stolen or destroyed, this Letter of Transmittal should be completed to the extent possible and deliver it together with a letter describing the circumstances surrounding the loss to the Depositary and Information Agent. The Depositary and Information Agent and/or the transfer agent will advise the Aphria Shareholder of the steps that the Aphria Shareholder must take to obtain a replacement certificate(s) or DRS Statement(s) for his/her/its Aphria Shares. The foregoing action must be taken sufficiently in advance of the Expiry Time in order to obtain a replacement certificate(s) or DRS Statement(s) in sufficient time to permit the Aphria Shares represented by the replacement certificate(s) or DRS Statement(s) to be deposited under the Offer at or prior to the Expiry Time.

7	Return of Certificates

If the Offer does not proceed for any reason, any certificate(s) representing Aphria Shares received by the Depositary and Information Agent will be returned to you forthwith in accordance with your delivery instructions in Box “A” or Box “B”.

8	Direct Registration System

GGB Shares issuable under the Offer may be issued in the Direct Registration System, or DRS. The DRS is a system that allows you to hold your GGB Shares in “book-entry” form without having a physical share certificate issued as evidence of ownership. Instead, your GGB Shares will be held in your name and registered electronically in GGB’s records, which will be maintained by its transfer agent, Capital. The Direct Registration System eliminates the need for shareholders to safeguard and store certificates, it avoids the significant cost of a surety bond for the replacement of, and the effort involved in replacing, physical certificate(s) that might be lost, stolen or destroyed and it permits / enables electronic share transactions.

Upon completion of the Offer you may receive an initial DRS Statement acknowledging the number of GGB Shares you hold in your DRS account. Each time you have any movement of shares into or out of your DRS account, you will be mailed an updated DRS Statement. You may request a statement at any time by contacting Capital at 1-416-350-5007 or info@capitaltransferagency.com.

At any time you may request a share certificate for all or a portion of the GGB Shares held in your DRS account. Simply contact Capital with your request. A share certificate for the requested number of GGB Shares will be sent to you by first class mail upon receipt of your instructions, at no cost to you.

For more information about DRS, please contact Capital at 1-844-499-4482 (toll free within Canada and the U.S.) or +1-416-350-5007 (outside of Canada and the U.S.) or visit on-line at www.capitaltransferagency.com.

9	Miscellaneous

(a)

If the space on this Letter of Transmittal is insufficient to list all certificate(s) / DRS Statement(s) for Aphria Shares, additional certificates / DRS Statement(s) for Aphria Shares may be listed (in the same form as above) on a separate signed list affixed to this Letter of Transmittal.

(b)	If Aphria Shares are registered in different forms (e.g. “John Doe” and “J. Doe”), a separate Letter of Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits of Aphria Shares will be accepted and no fractional GGB Shares will be issued.

(d)	Additional copies of this Letter of Transmittal may be obtained from the Depositary and Information Agent at the office specified on the last page of this Letter of Transmittal.

(e)

Under no circumstances will any amount or interest be paid by GGB or the Depositary and Information Agent by reason of any delay in exchanging any Aphria Shares accepted for exchange pursuant to the Offer.

(f)

This Letter of Transmittal will be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein. The holder of the Aphria Shares covered by this Letter of Transmittal hereby unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Ontario and the courts of appeal therefrom.

10	Representations

The representations made by the undersigned Aphria Shareholder in this Letter of Transmittal will survive the completion of the Offer.

The Depositary and Information Agent is:

130 King St West, Suite 2950

Toronto, ON M5X 1K6

North American Toll Free Phone:

1-866-851-3214

Outside of North America:

+1-416-867-2272

By Registered Mail:

Attn: Corporate Actions

130 King St West, Suite 2950 P.O. Box 361,

Toronto, ON M5X 1K6

By Hand or Courier:

Attn: Corporate Actions

130 King St West, Suite 2950,

Toronto, ON M5X 1K6

Facsimile:

1-416-867-2271

E-mail:

contactus@kingsdaleadvisors.com

Any questions or requests for assistance or additional copies of this Letter of Transmittal and the Offer to Purchase and Circular may be directed by Aphria Shareholders to the Depositary and Information Agent at the telephone numbers and location set out above. You may also contact your broker or other intermediary for assistance concerning the Offer.